UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 --------------

       Date of Report (Date of earliest event reported): October 21, 2005

                            EMCLAIRE FINANCIAL CORP.
                            ------------------------
             (Exact name of registrant as specified in its charter)


   Pennsylvania                   000-18464                       25-1606091
-----------------              ----------------               ----------------
(State or other                  (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


                   612 Main Street, Emlenton, PA           16373
             (Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code: (724) 867-2311

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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                            EMCLAIRE FINANCIAL CORP.
                           CURRENT REPORT ON FORM 8-K

ITEM 2.02. RESULTS OF OPERATION AND FINANCIAL CONDITION

On October 21, 2005, Emclaire Financial Corp. announced its results of operations for the quarter ended September 30, 2005. A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety. The information furnished under Item 9.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

Exhibit Number      Description
--------------      -----------

99.1                Press  Release  dated  October  21,  2005 issued by Emclaire
                    Financial Corp.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



EMCLAIRE FINANCIAL CORP.




Date:  October 21, 2005                     /s/ David L. Cox
                                            ----------------------------

                                            Name:    David L. Cox
                                            Title:   Chief Executive Officer
                                                     President